UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – May 20, 2005

Platinum Underwriters Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation or organization)	001-31341 (Commission File Number)	98-0416483 (IRS Employer Identification No.)

The Belvedere Building 69 Pitts Bay Road Pembroke, Bermuda (Address of principal executive offices)	HM 08 (Zip Code)

(441) 295-7195
(Registrant’s telephone number, including area code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit Index
EX-10.1: PURCHASE AGREEMENT
EX-10.2: JURISDICTION AGREEMENT
EX-99.1: PRESS RELEASE

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 20, 2005, Platinum Underwriters Holdings, Ltd. (“Platinum Holdings”) and Platinum Underwriters Finance, Inc., a subsidiary of Platinum Holdings, (“Platinum Finance”), entered into a Purchase Agreement (the “Notes Purchase Agreement”) with Goldman, Sachs & Co., as initial purchaser (the “Initial Purchaser”), to issue and sell $250 million aggregate principal amount of 7.50% Notes due 2017 (the “Notes”) issued by Platinum Finance and guaranteed by Platinum Holdings. The Notes will be sold to the Initial Purchaser at a price of 98.76% of the principal amount, plus accrued interest, if any, from May 26, 2005, the expected date of delivery of the Notes. The Notes are being sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

On May 20, 2005, Platinum Holdings and Platinum Finance entered into a Jurisdiction Agreement (the “Notes Jurisdiction Agreement”) with the Initial Purchaser, pursuant to which Platinum Holdings and Platinum Finance agreed, among other things, that any proceeding brought by the Initial Purchaser arising out of the Notes Purchase Agreement or the registration rights agreement to be entered into by Platinum Holdings, Platinum Finance and the Initial Purchaser relating to the Notes may be instituted in any United States Federal or State Court in New York City.

The above descriptions of the Notes Purchase Agreement and Notes Jurisdiction Agreement do not purport to be complete statements of the parties’ rights and obligations under the agreements and the transactions contemplated by the agreements. The above descriptions are qualified in their entirety by reference to the agreements, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

On May 20, 2005, Platinum Holdings issued the attached press release “Platinum Underwriters Holdings, Ltd. Announces Pricing of Notes Offering.” The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference. This report should not be deemed an admission as to the materiality of any information contained in the press release.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit 10.1 Purchase Agreement, dated May 20, 2005, by and among Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc. and Goldman, Sachs & Co., as initial purchaser.

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Exhibit 10.2 Jurisdiction Agreement, dated May 20, 2005, by and among Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc. and Goldman, Sachs & Co., as initial purchaser.

Exhibit 99.1 Press release dated, dated May 20, 2005, titled “Platinum Underwriters Holdings, Ltd. Announces Pricing of Notes Offering.”

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Platinum Underwriters Holdings, Ltd. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM UNDERWRITERS HOLDINGS, LTD.
By:	/s/ Michael E. Lombardozzi
Michael E. Lombardozzi
Executive Vice President, General Counsel and Secretary

Date: May 20, 2005

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Exhibit Index

Exhibit
Number	Description
10.1	Purchase Agreement, dated May 20, 2005, by and among Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc. and Goldman, Sachs & Co., as initial purchaser.

10.2	Jurisdiction Agreement, dated May 20, 2005, by and among Platinum Underwriters Holdings, Ltd., Platinum Underwriters Finance, Inc. and Goldman, Sachs & Co., as initial purchaser.

99.1	Press release dated, dated May 20, 2005, titled “Platinum Underwriters Holdings, Ltd. Announces Pricing of Notes Offering.”